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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _________________


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2002



                                _________________


                               AT HOME CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                                               77-0408542
(State or other jurisdiction of                               (I.R.S. Employer
       incorporation)                                        Identification No.)

                                    000-22697
                            (Commission File Number)

                        One Waters Park Drive, Suite 160,            94403
                                   San Mateo, CA                   (Zip Code)
                   (Address of principal executive offices)


                                 (650) 525-2930
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)
                                _________________



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ITEM 5. OTHER EVENTS.

         On October 22, 2002, the United States Bankruptcy Court for the Northern District of California (the Honorable Thomas E. Carlson, Bankruptcy Judge) (the "Bankruptcy Court") entered an order (the "Effective Date Order") setting September 30, 2002 as the Effective Date (the "Effective Date") of the Joint Plan of Liquidation dated as of May 1, 2002, as modified, and the First Amendment thereto (the "Plan") of At Home Corporation (the "Registrant") and its affiliated debtor entities (together with the Registrant, the "Debtors"). The Plan was confirmed by the Bankruptcy Court by an order dated August 15, 2002 (the "Confirmation Order"). Under the Plan, all Senior Claims, including Allowed Administrative, Priority, Priority Tax and Secured Claims, are unimpaired and will be paid in full, and the Plan also provides payment in full of a class of convenience claims consisting of unsecured claims of $2,500 or less or those claims reduced to $2,500 by their holders. All other assets and property of the Debtors, as well as all of the Debtors' rights of action against third parties, are split under the Plan between the two primary creditor constituencies in the cases, the holders of the Debtors' subordinated bonds (the "Bondholders") and the Debtors' general unsecured creditors (the "General Unsecured Creditors"). The Effective Date Order is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Plan and the Confirmation Order were attached as
Exhibit 2.1 to the Registrant's Form 8-K filed August 22, 2002 and are incorporated herein by reference.

         On October 15, 2002, the Debtors contributed $144,849,281 to the liquidating trust established for the Bondholders, $115,986,057 to the liquidating trust established for the General Unsecured Creditors and $107,721,134 to a liquidating trust established for the payment of the Administrative, Priority, Priority Tax and Secured Claims. Pursuant to the Plan, holders of the Registrant's common stock (the "Common Stock") will receive distributions only if there are excess assets after the satisfaction of all creditor claims. Any such distributions will be made to holders of the Common Stock as of September 25, 2002 pursuant a the supplemental order entered by the Bankruptcy Court on October 1,2002 (the "Supplemental Order"). Under the terms of the Plan, the Common Stock has been cancelled and the Common Stock is no longer transferable. The Supplemental Order is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

         In addition to this Form 8-K, the Registrant is filing with the Securities and Exchange Commission a Form 15 as certification and notification of the termination of the registration of the Common Stock pursuant to 12(g) of the Securities and Exchange Act of 1934, as amended.






                                       2
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             The following exhibits are filed as a part of this report:

                                                                  Incorporated
Exhibit No.       Description                                 Herein by Reference               Filed Herewith
-----------       -----------                                 -------------------               --------------
2.1      Confirmation Order (including Debtors'        Exhibit 2.1 to the Registrant's
         Joint Plan of Liquidation, as amended)        Form 8-K filed August 22, 2002

99.1     Effective Date Order                                                                             X

99.2     Supplemental Order                                                                               X







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AT HOME CORPORATION.



                                         By: /s/ Jacquelyn Crawford
                                             -----------------------------------
                                             Jacquelyn Crawford
Date: November 20, 2002                      Treasurer


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                                INDEX OF EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1              Effective Date Order.

99.2              Supplemental Order